UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2011
Endurance Specialty Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 278-0440
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
A copy of the opinion of Appleby dated June 1, 2011 relating to the validity of the 9,200,000 7.50% Non-Cumulative Preferred Shares, Series B, par value US$1.00 per share (the “Series B Preferred Shares”) of Endurance Specialty Holdings Ltd. (the “Company”), which were offered and sold pursuant to the Company’s final prospectus supplement, as filed with the Securities and Exchange Commission on May 24, 2011 pursuant to Rule 424(b)(2), constituting a part of the Company’s Registration Statement on Form S-3ASR (Registration No. 333-156147), is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit No.	Description
5.1	Opinion of Appleby, dated June 1, 2011, relating to the validity of the Series B Preferred Shares.
23.1	Consent of Appleby (included in Exhibit 5.1 above).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: June 1, 2011

By:	/s/ John V. Del Col
	Name:	John V. Del Col
	Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Appleby, dated June 1, 2011, relating to the validity of the Series B Preferred Shares.
23.1	Consent of Appleby (included in Exhibit 5.1 above).